LETTER OF TRANSMITTAL

                        To Tender Shares of Common Stock
                                       of
                              fashionmall.com, Inc.
                        Pursuant to the Offer to Purchase
                               Dated July 2, 2001

        THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M. NEW YORK
            CITY TIME ON JULY 30, 2001, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is: American Stock Transfer & Trust Company.

BY MAIL, HAND OR OVERNIGHT DELIVERY:

                  AMERICAN STOCK TRANSFER & TRUST COMPANY
                  59 MAIDEN LANE
                  NEW YORK, NY 10038

BY FACSIMILE TRANSMISSION:

                  AMERICAN STOCK TRANSFER & TRUST COMPANY
                  FACSIMILE: (718) 234-5001

CONFIRM BY TELEPHONE: (877) 777-0800 X 6820 OR (718) 921-8200 X 6820
                      IF CALLING FROM NEW YORK CITY

            DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS 3 AND 4)

           [ ] Check here if any of the certificates representing Shares that you own have been lost, destroyed or stolen, See Instruction 15.

           Number of Shares represented by lost, destroyed or stolen certificates:_______________

Tendered Certificates:

           Name(s) and Address(es) of Registered Holder(s):




(Please use pre-addressed label or fill in as names appear on certificate(s)) (Attach Signed Additional List if Necessary)

                                  Number of
                                  Shares Number of
           Certificate            Represented by             Shares
           Number(s)*             Certificate                Tendered**




                                  Total Number of Shares Tendered: ___________


Indicate in this box the order (by certificate number) in which your shares are to be purchased. See Instruction 3.***
1st: |_________|     2nd: |_________|     3rd: |_________|     4th: |_________|

(Attach an additional signed list(s) if necessary).

* DOES NOT need to be completed if you are tendering your shares by book-entry transfer.

** Unless otherwise indicated, all shares evidenced by each certificate will be deemed to have been tendered.

*** If you do not designate an order, then in the event less than all shares tendered are purchased pursuant to the Offer, your shares tendered herewith will be selected for purchase by the Depositary.

This Letter of Transmittal is for use in connection with the Offer to Purchase for Cash shares of Common Stock of fashionmall.com, Inc. dated July 2, 2001 (the "Offer to Purchase"). Only shares of Common Stock of fashionmall.com, Inc. ("Shares") may be tendered pursuant to this Letter of Transmittal. Delivery of this Letter of Transmittal and all other documents to an address, or transmission of instructions to a facsimile number, other than as set forth above does not constitute a valid delivery. Please read carefully the entire Letter of Transmittal, including the accompanying instructions, before checking any box below. This Letter of Transmittal is to be used only if (a) certificates are to be forwarded herewith (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or (b) delivery of shares is to be made by book-entry transfer to the Depositary's account at The Depositary Trust Company (the "DTC") pursuant to the procedures set forth in the Offer to Purchase.

If you desire to tender shares pursuant to the Offer and you cannot deliver your Share certificate(s) (or you are unable to comply with the procedures for book-entry transfer on a timely basis) and all other documents required by this Letter of Transmittal are delivered to the Depositary prior to the expiration date, you may tender your shares according to the guaranteed delivery procedures set forth in the section of the Offer to Purchase titled "Procedure for Tendering Shares." See Instruction 2. Delivery of documents to DTC does not constitute delivery to the Depositary.

"Expiration date" means 5:00 p.m., New York City time, on July 30, 2001, unless and until fashionmall.com, Inc., in its sole discretion, extends the Offer, in which case the "expiration date" means the latest time and date at which the Offer, as extended, expires.

               PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

                                    ODD LOTS

                              (SEE INSTRUCTION 13)

Complete this section only if you own, or are tendering on behalf of a person who owns, beneficially or of record, an aggregate of fewer than 100 shares and you are tendering all of your shares.

The undersigned either (check one box):

[ ] is the beneficial or record owner of an aggregate of fewer than 100 shares, all of which are being tendered; or

[ ] is a broker, dealer, commercial bank, trust company or other nominee that
(a) is tendering for the beneficial owner(s), shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of the shares.

        THIS BOX IS FOR USE BY ELIGIBLE INSTITUTIONS ONLY

[ ] Check here if tendered shares are being delivered by book-entry transfer to the Depositary's account at DTC and complete the following (Please Print):

             Name of Tendering Institution: _________________________

             DTC Account No.: _______________________________________

             Transaction Code No.:___________________________________

[ ] Check here if tendered shares are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following (Please Print):


Name(s) of Registered Holder(s):
--------------------------------
           Date of Execution of Notice of Guaranteed Delivery:_________________


           Name of Institution that Guaranteed Delivery:
           ---------------------------------------------
           DTC Account No.:____________________________________________________

           Transaction Code No.:_______________________________________________

                          TENDER AND POWER OF ATTORNEY

To American Stock Transfer & Trust Company:

The undersigned hereby tenders to fashionmall.com, Inc., a Delaware corporation ("Fashionmall"), the above described shares of Common Stock of Fashionmall (the "Shares"), at $2.50 per Share net to the seller in cash, without interest, on the terms and conditions described in the Offer to Purchase, dated July 2, 2001 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal which, as amended or supplemented from time to time, together constitute the "Offer." Subject to, and effective upon, acceptance for payment of the Shares tendered in accordance with the terms and subject to the conditions of the Offer, including, if the Offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned agrees to sell, assign and transfer to, or upon the order of, Fashionmall all right, title and interest in and to all Shares tendered and orders the registration of all Shares if tendered by book-entry transfer and irrevocably constitutes and appoints American Stock Transfer & Trust Company (the "Depositary") as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Shares with full knowledge that the Depositary also acts as the agent of Fashionmall, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

       o deliver certificate(s) for the Shares or transfer ownership of the Shares on the account books maintained by DTC, together, in either such case, with any and all accompanying evidences of transfer and authenticity, to or upon the order of Fashionmall upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below) for such Shares;

       o present certificates for the Shares for cancellation and transfer on Fashionmall's books; and

       o receive all benefits and otherwise exercise all rights of legal and beneficial ownership of the Shares to which the undersigned would be entitled by virtue of the ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants to Fashionmall that:

1. the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and when and to the extent Fashionmall accepts the Shares for payment, Fashionmall will acquire good, marketable and unencumbered title to the tendered Shares, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the Shares, and not subject to any adverse claims;

2. the undersigned understands that tenders of Shares pursuant to any one of the procedures described in SECTION 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that

       (a) the undersigned has a "net long position," within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934 (the "1934 Act"), in the Shares or equivalent securities at least equal to the Shares being tendered, and

       (b) the tender of Shares complies with Rule14e-4 under the 1934 Act;

3. the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Fashionmall to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered; and

4. the undersigned has read, understands and agrees to all of the terms of the Offer.

The undersigned understands that Fashionmall's acceptance of Shares tendered pursuant to any one of the procedures described in SECTION 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and Fashionmall upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that under no circumstances will Fashionmall pay interest on the Purchase Price, including without limitation, by reason of any delay in making payment.

All authorities conferred or agreed to be conferred by this Letter of Transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates evidencing Shares tendered. The certificate numbers, the number of Shares evidenced by the certificates, and the number of Shares that the undersigned wishes to tender should be set forth in the appropriate boxes above, and the price at which the shares are being tendered should be set forth in the appropriate boxes below.

The undersigned recognizes that, under the circumstances set forth in the Offer to Purchase, Fashionmall may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered hereby. The undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated in the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" below. The undersigned acknowledges that Fashionmall has no obligation, pursuant to the "Special Payment Instructions" box, to transfer any certificate for Shares from the name of its registered holder(s), or to order the registration or transfer of any Shares tendered by book-entry transfer, if Fashionmall does not purchase any of the Shares represented by such certificate or tendered by such book-entry transfer.

The check for the aggregate net Purchase Price for the Shares tendered and purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated in the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" below.


                               CONDITIONAL TENDERS

                               (SEE INSTRUCTION 8)

You may condition the tender of your Shares upon the purchase by Fashionmall of a specified minimum number of the Shares you are tendering hereby (which minimum number can be all of the Shares you are hereby tendering), all as described in the Offer to Purchase. It is your responsibility to calculate the minimum number of Shares that must be purchased if any are purchased, and you are urged to consult your own tax advisor before completing this section. Unless this box has been checked and a minimum number of Shares specified, your tender will be deemed unconditional.

[ ] Minimum number of Shares that must be purchased, if any are purchased:_____________Shares.

If, because of proration, the minimum number of Shares that you designated above will not be purchased, Fashionmall may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your Shares and checked the following box.

[ ] The tendered Shares represent all of the Shares held by me.


                          SPECIAL PAYMENT INSTRUCTIONS

Complete this box ONLY if you want certificate(s) for Shares not tendered or not purchased and/or any check for the aggregate Purchase Price to be issued in the name of someone other than you, or if you want shares that you delivered by book-entry transfer to be returned by credit to an account at the book-entry transfer facility other than the one designated earlier.

Issue:         [   ] Check                    [   ] Certificate(s) to:

Name:_________________________________________________________
Address:______________________________________________________

                                                (Include Zip Code)
Taxpayer Identification or Social Security Number (See Substitute Form W-9):
-----------------------------------------------------------------------------
[ ] Credit shares delivered by book-entry transfer and not purchased to the account set forth below:

Account Number:



                          SPECIAL DELIVERY INSTRUCTIONS

Complete this box only if you want certificate(s) for Shares not tendered or not purchased and/or any check for the aggregate Purchase Price of Shares purchased, issued in your name, to be mailed or sent to someone other than you or to you at an address other than that shown under "Description of Shares" above.

Mail:          [   ] Check                    [   ] Certificate(s) to:

Name:_________________________________________________________
Address:______________________________________________________

                               (Include Zip Code)

Fashionmall has no obligation, pursuant to the "Special Payment Instructions," to transfer any certificate for Shares from the name of its registered holder(s), or to order the registration or transfer of any Shares tendered by book-entry transfer, if Fashionmall does not purchase any of the Shares represented by such certificate or tendered by such book-entry transfer.

                                PLEASE SIGN HERE
             (PLEASE ALSO COMPLETE AND RETURN THE ENCLOSED FORM W-9)

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5).

Dated: ____________________, 2001

Name(s):________________________________________________
                                 (Please Print)
Capacity (full title):__________________________________
Address:________________________________________________
                               (Include Zip Code)
Areas Code(s) and Telephone Number(s):__________________

                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Name of Firm:___________________________________________

Authorized Signature:___________________________________

Name(s):________________________________________________
                                 (Please Print)
Title: _________________________________________________
Address:________________________________________________
                               (Include Zip Code)
Area Code(s) and Telephone Number(s): __________________ Dated:__________, 2001

                              LETTER OF TRANSMITTAL

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. SIGNATURE GUARANTEE. Depending on how the certificates for your shares are registered and to whom you want payments or deliveries made, you may need to have the signatures on this Letter of Transmittal guaranteed by an "Eligible Institution." An "Eligible Institution" is a bank, broker dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as that term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended. No signature guarantee is required if either:

          o this Letter of Transmittal is signed by the registered holder(s) of the shares tendered (which, for these purposes, includes any participant in DTC whose name appears on a security position listing as the owner of the shares) exactly as the name of the registered holder(s) appears on the certificate(s) for the shares and payment and delivery are to be made directly to the holder, unless the holder has completed either of the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

          o the shares are tendered for the account of an Eligible Institution. In all other cases, including if you have completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See Instruction 5.

2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if:

          o certificates for shares are delivered with it to the Depositary, or

          o the certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary, or

          o a tender for shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in SECTION 3 of the Offer to Purchase.

Unless shares are being tendered by book-entry transfer, as described below, (a) a properly completed and duly executed Letter of Transmittal or duly executed and manually signed facsimile copy of it, in accordance with the instructions of the Letter of Transmittal (including any required signature guarantees), (b) certificates for the shares being tendered, and (c) any other documents required by the Letter of Transmittal should be mailed or delivered to the Depositary at the appropriate address set forth on the front page of this document and must be received by the Depositary prior to the expiration of the Offer. If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

Shares also may be validly tendered pursuant to the procedures for book-entry transfer as described in the Offer to Purchase. In order for shares to be validly tendered by book-entry transfer, the Depositary must receive, prior to the expiration date of the Offer, (a) confirmation of such delivery and (b) either a properly completed and executed Letter of Transmittal (or manually signed facsimile thereof) or an Agent's Message if the tendering shareholder has not delivered a Letter of Transmittal, and (c) all documents required by the Letter of Transmittal. The term "Agent's Message" means a message, transmitted by DTC to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that fashionmall.com, Inc. ("Fashionmall") may enforce such agreement against the participant. If you are tendering by book-entry transfer, you must expressly acknowledge that you have received and agreed to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against you.

If your share certificates are not immediately available, you cannot deliver your shares and all other required documents to the Depositary or you cannot complete the procedure for delivery by book-entry transfer prior to the expiration date, you may tender your shares pursuant to the guaranteed delivery procedure set forth in the Offer to Purchase. Pursuant to such procedure:

(i) such tender must be made by or through an Eligible Institution;

(ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Fashionmall (with any required signature guarantees) must be received by the Depositary prior to the expiration of the Offer; and

(iii) the certificates for all physically delivered shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at DTC of all shares delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three NASDAQ National Market System trading days after the date the Depositary receives such Notice of Guaranteed Delivery, all as provided in the Offer to Purchase.

The method of delivery of all documents, including share certificates, the Letter of Transmittal and any other required documents, is at the election and risk of the tendering shareholder, and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

Except as specifically permitted by the Offer to Purchase, no alternative or contingent tenders will be accepted. By executing this Letter of Transmittal (or facsimile thereof), you waive any right to receive any notice of the acceptance for payment of the shares.

3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers or the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If you wish to tender fewer than all the shares represented by any certificate delivered to the Depositary, fill in the number of shares that are to be tendered in the box entitled "Description of Shares Tendered." In such case, a new certificate for the remainder of the shares represented by the old certificate will be sent to you, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. SIGNATURE ON LETTER OF TRANSMITTAL. If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, THE SIGNATURE(S) MUST CORRESPOND WITH THE NAME(S) AS WRITTEN ON THE FACE OF THE CERTIFICATES WITHOUT ALTERATION, ENLARGEMENT OR ANY CHANGE WHATSOEVER.

If any of the shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal. If any of the shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made to, or shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), in which case the certificate(s) evidencing the shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificates. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares tendered hereby, certificates evidencing the shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1. If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Fashionmall of the authority of such person so to act must be submitted.

6. TRANSFER TAXES. Fashionmall will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any shares to it or its order pursuant to the Offer. If, however:

          o payment of the aggregate Purchase Price is to be made to any person other than the registered holder(s), or

          o Shares not tendered or not purchased are to be registered in the name of any person other than the registered holder(s), or

          o if tendered shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, then the Depositary will deduct the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary to affix transfer tax stamps to the certificates representing shares tendered hereby.

7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificate(s) for shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this Letter of Transmittal or if the certificates and/or checks are to be sent to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the box entitled "Special Payment Instructions" and/or the box entitled "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

8. CONDITIONAL TENDERS. As described in the Offer to Purchase, you may tender shares subject to the condition that a specified minimum number of your shares tendered must be purchased if any such shares so tendered are purchased. Under certain circumstances, Fashionmall may prorate the number of shares purchased pursuant to the Offer. In that case, the Depositary will perform a preliminary proration, and any shares tendered pursuant to a conditional tender for which the condition was not satisfied will automatically be regarded as withdrawn, subject to reinstatement if such conditionally tendered shares are subsequently selected by lot for purchase. If conditional tenders would otherwise be so regarded as withdrawn and would cause the total number of shares to be purchased to fall below 1,216,600, then, to the extent feasible, Fashionmall will select enough of such conditional tenders that would otherwise have been so withdrawn to permit Fashionmall to purchase 1,216,600 shares. However, to be eligible for purchase by random lot, you must have tendered all your shares and checked the box so indicating. In selecting among such conditional tenders, Fashionmall will select by lot and will limit its purchase in each case to the designated minimum number of shares to be purchased.

All tendered shares will be deemed unconditionally tendered unless the "Conditional Tenders" box is completed. As discussed in the Offer to Purchase, the number of shares to be purchased from a particular shareholder may affect the tax treatment of such purchase to such shareholder and such shareholder's decision whether to tender. Each shareholder is urged to consult with his or her own tax advisor. Any tendering shareholder wishing to make a conditional tender must calculate and appropriately indicate such minimum number of shares.

9. TAXPAYER IDENTIFICATION NUMBER, SUBSTITUTE FORM W-9. Under federal income tax law, a shareholder who receives a payment pursuant to the Offer is required to provide the Depositary with the shareholder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9. A Substitute Form W-9 appears on the page following the last page of these instructions. If the Depositary is not provided the correct TIN, payments that are made to the shareholder or other payee with respect to the Offer may be subject to 31% (30.5% effective August 7, 2001) backup withholding.

Certain shareholders (including, among others, corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the shareholder must submit a completed IRS Form W-8 Certificate of Foreign Status or a Substitute Form W-8, signed under penalty of perjury attesting to the exempt status. This form may be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

If the backup withholding applies, the Depositary is required to withhold 31% (30.5% effective August 7, 2001) of any payments made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, provided that the required information is given to the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

The box in Part 3 of the Substitute Form W-9 may be checked if the tendering shareholder or other payee has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is also completed, the Depositary will withhold 31% (30.5% effective August 7, 2001) on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, the withheld amount will be refunded to the shareholder if a TIN is provided to the Depositary within 60 days.

The shareholder is required to give the Depositary the TIN (e.g., his social security number or employer identification number) of the record owner of the shares or of the last transferee appearing on the transfers attached to, or endorsed on, the shares. If the shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

10. WITHHOLDING FOR NON-U.S. SHAREHOLDERS. Although a non-U.S. shareholder may be exempt from U.S. federal backup withholding, certain payments to non-U.S. shareholders are subject to U.S. withholding tax at a rate of 30%. Foreign shareholders are urged to consult their tax advisors regarding the application of U.S. federal income tax withholding, including eligibility for a withholding tax reduction or exemption and refund procedures.

11. REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may be directed to the Information Agent, American Stock Transfer & Trust Company, at 59 Maiden Lane, New York, NY 10038; Phone: (877) 777-0800 x 6820 or (718) 921-8200 x 6820 if calling from New
York City; E-mail: info@amstock.com; and such copies will be furnished promptly at Fashionmall's expense. Shareholders may also contact their local broker, dealer, commercial bank or trust company for documents relating to, or assistance concerning, the Offer.

12. IRREGULARITIES. All questions as to the number of shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by Fashionmall, in its sole discretion, which determination is final and binding on all parties. Fashionmall reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance of or payment for which may, in the opinion of Fashionmall's counsel, be unlawful. Fashionmall also reserves the absolute right to waive any of the conditions of the Offer (other than the Avoidance of Rule 13e-3 Transaction Condition and the No Legal Prohibition Condition) and any defect or irregularity in the tender of any particular shares or any particular shareholder. No tender of shares will be deemed to be validly made until all defects or irregularities have been cured or waived. None of Fashionmall, the Depositary or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

13. ODD LOTS. If Fashionmall is to purchase fewer than all shares properly tendered and not properly withdrawn, the shares purchased first will consist of all shares properly tendered by any shareholder who owns, beneficially or of record, an aggregate of fewer than 100 shares and who tenders all of such shareholder's shares. This preference will not be available unless the section captioned "Odd Lots" is completed.

14. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in the Offer to Purchase, you may designate the order in which your shares are to be purchased in the event of proration. The order of purchase may affect whether any capital gain or loss recognized on the shares purchased is long-term or short-term (depending on the holding period for the shares purchased) and the amount of gain or loss recognized for federal income tax purposes.

15. LOST, STOLEN OR DESTROYED CERTIFICATES. If your certificate(s) representing shares have been lost, stolen or destroyed, so indicate. The Depositary will send you additional documentation that will need to be completed to effectively surrender such lost, stolen or destroyed certificates.

16. WAIVER OF CONDITIONS. The conditions set forth in this Letter of Transmittal are for the sole benefit of Fashionmall and may be asserted prior to the expiration date by Fashionmall regardless of the circumstances giving rise to any such conditions or may be waived at any one time and from time to time prior to the expiration date in Fashionmall's sole discretion.

IMPORTANT

This Letter of Transmittal (or a manually signed facsimile of it) together with share certificates or confirmation of book-entry transfer and all other required documents must be received by the Depositary, or the Notice of Guaranteed Delivery must be received by the Depositary, prior to the expiration date of the Offer.

Any questions or requests for assistance may be directed to the Information Agent at the address and telephone numbers set forth below. Requests for additional copies of the Offer to Purchase and Letter of Transmittal may be directed to the Information Agent.

                     THE INFORMATION AGENT FOR THE OFFER IS:

 AMERICAN STOCK TRANSFER & TRUST COMPANY
 59 MAIDEN LANE
 NEW YORK, NY 10038
 PHONE: (877) 777-0800 X 6820 OR (718) 921-8200 X 6820
        IF CALLING FROM NEW YORK CITY
 E-MAIL: INFO@AMSTOCK.COM

DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE SUBSTITUTE FORM W-9: REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION

PAYER'S NAME:                    American Stock Transfer & Trust Company


  PART 1 - PLEASE PROVIDE YOUR TAX IDENTIFICATION NUMBER (TIN) IN THE BOX BELOW
                    AND CERTIFY BY SIGNING AND DATING BELOW.

Social Security Number:                   __ __ __-__ __-__ __ __ __

or Employer Identification Number:        __ __ - __ __ __ __ __ __ __


For payees exempt from backup withholding, please write "EXEMPT" here (see the enclosed Guidelines):

PART 2 - CERTIFICATION - Under penalties of perjury, I certify that:

(1) the number shown on this form is my correct TIN (or I am waiting for a number to be issued to me) and

(2) I am not subject to backup withholding either because (i) I am exempt from backup withholding, or (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding. and

(3) I am a U.S. person (including a U.S. resident alien).

PART 3 - Awaiting TIN [   ]

INSTRUCTIONS - You must cross out Part 2 item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

SIGNATURE: ____________________________ DATE:______________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING, PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS .

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under the penalty of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% (30.5% effective August 7, 2001) of all reportable payments made to me thereafter will be withheld until I provide a number.

SIGNATURE:_________________________  DATE:________________